UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026

Flagstar Bank, National Association
(Exact Name of Registrant as Specified in Charter)

United States of America	1-31565	38-2734984
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

102 Duffy Avenue,	Hicksville,	New York	11801
(Address of principal executive offices)
(516) 683-4100
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLG	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	FLG PRU	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock	FLG PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 of this Current Report on Form 8-K (“Report”), at the annual meeting of shareholders (the “Annual Meeting”), the shareholders of Flagstar Bank, N.A. (the “Bank”) approved a proposal to amend the Flagstar Bank, N.A., 2020 Omnibus Incentive Plan (“Incentive Plan”) to increase the shares of Common Stock reserved for issuance under the Incentive Plan by 12,000,000 shares (the “Incentive Plan Amendment”). Accordingly, the Board of Directors has adopted the Incentive Plan Amendment. The foregoing description of the Incentive Plan (as amended) does not purport to be complete and is qualified in its entirety by reference to the text of the Incentive Plan (as amended), which is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a)The Annual Meeting of the Bank was held on Tuesday, June 9, 2026, virtually via webcast, pursuant to notice duly given.
(b)At the close of business on April 10, 2026, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 416,784,450 outstanding shares of the Bank’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Bank.
(c)At the Annual Meeting, the holders of 347,190,027 shares of the Bank’s common stock were represented in person or by proxy constituting a quorum.
(d)The matters considered and voted on by the Bank’s shareholders at the Annual Meeting, and the vote itself, were as follows:

1)The following individuals were elected as directors, each for a one-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
Milton Berlinski	317,274,695	6,539,740	899,147
Alan Frank	320,866,496	2,975,197	871,889
Marshall Lux	317,277,171	6,554,116	882,295
Eli H. Miller	321,380,715	2,463,785	869,082
Steven T. Mnuchin	311,080,540	12,803,427	829,615
Joseph Otting	320,823,418	3,026,823	863,341
Allen C. Puwalski	321,353,297	2,490,765	869,520
Jennifer R. Whip	320,377,273	3,505,434	830,875

There were 49,476,445 broker non-votes on this proposal.

2)The appointment of KPMG LLP as the independent registered public accounting firm of the Bank for the fiscal year ending December 31, 2026, was ratified by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
369,716,004	3,581,585	892,438

There were 0 broker non-votes on this proposal.

3)The results of the vote to approve, on a non-binding advisory basis, the compensation of the Bank’s named executive officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions
262,444,105	60,772,773	1,496,704

There were 49,476,445 broker non-votes on this proposal.

4)The results of the vote to approve the Incentive Plan Amendment to the Flagstar Bank, N.A. 2020 Omnibus Incentive Plan were as follows:

Shares Voted For	Shares Voted Against	Abstentions
274,608,504	48,478,199	1,626,879

There were 49,476,445 broker non-votes on this proposal.

ITEM 7.01	Regulation FD Disclosures

On June 9, 2026, the Bank issued a press release announcing preliminary voting results from the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01, as well as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description of Exhibit
No.
10.1	Amended Flagstar Bank, N.A 2020 Omnibus Incentive Plan
99.1	Press release issued by the Bank on June 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	June 11, 2026	Flagstar Bank, National Association

/s/ Peter Sullivan
Peter Sullivan
Executive Vice President and General Counsel